UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO

           SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       November 20, 2001
                                                 ------------------------------

                     Krupp Realty Limited Partnership - VII
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    Massachusetts                     0-14377                  04-2842924
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(State or other jurisdiction of     (Commission             (IRS employer
incorporation or organization)      file number)            identification no.)


One Beacon Street, Boston, Massachusetts                                02108
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(Address of principal executive offices)                             (Zip Code)


                                 (617) 523-7722
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              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

          Disposition of Windsor Apartments


          On August 27, 2001, Windsor Partners Limited Partnership, an entity owned by Krupp Realty Limited Partnership - VII (the "Partnership"), entered into a Purchase and Sale Agreement, as amended by a Master Amendment to Purchase and Sale Agreements dated September 28, 2001, as further amended by a Second Master Amendment to Purchase and Sale Agreements dated October 5, 2001 to sell its interest in Windsor Apartments, a 300-unit multi-family apartment community located in Garland, Texas, to Alexon Ventures LLC (the "Buyer") for consideration of approximately $12,316,000, less the repayment of the existing mortgage and closing costs. The Buyer is not an affiliate of either the Partnership or its general partners.

          The sale was consummated on November 20, 2001and, as of that date, the Partnership no longer has any investments in multi-family apartment communities or any other real estate assets.







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



Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

          The following documents are filed as part of this Form 8-K.

          (a)  Financial Statements of Business Acquired

                 Not applicable

          (b)  Pro Forma Financial Information

                 See "Pro Forma Financial Statements" attached to this Form 8-K.

          (c)  Exhibits

               Exhibit 2.1 Purchase and Sale Agreement  dated August 27, 2001 by and between Windsor Partners Limited Partnership and Alexon Ventures, LLC.

               Exhibit 2.2 Master  Amendment  to  Purchase  and Sale  Agreements
                           dated September 28, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C.(formerly known as Alexon Ventures, LLC)

               Exhibit 2.3 Second  Master   Amendment  to  Purchase   and   Sale
                           Agreements dated October 5, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)




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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                       Krupp Realty Limited Partnership - VII
                                       ---------------------------------------
                                               (Registrant)

                                       By: /s/ David C. Quade
                                          ------------------------------------
                                          David C. Quade
                                          Treasurer and Chief Accounting Officer
                                          of  the  Krupp  Corporation, a General
                                          Partner


December 5, 2001












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



                         PRO FORMA FINANCIAL INFORMATION

On November 20, 2001, Windsor Partners Limited Partnership, an entity owned by Krupp Realty Limited Partnership-VII (the "Partnership") sold its entire interest in Windsor Apartments to The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC), a party unaffiliated with either the Partnership or its general partners, for consideration of approximately $12,316,000.

The Partnership has presented in this Form 8-K, a Pro Forma Consolidated Balance Sheet at December 31, 2000 and Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and the year ended December 31, 2000 to give effect to the sale. See Note 1 to the Pro Forma Consolidated Financial Statements for further discussion of this matter.

In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited Pro Forma Consolidated Balance Sheet and Statements of Operations are not necessarily indicative of what actual results of operations of the Partnership would have been for the periods, nor does it purport to represent the Partnership's results of operations for future periods.






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



             KRUPP REALTY LIMITED PARTNERSHIP - VII AND SUBSIDIARIES

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 2001

                                   (Unaudited)


                                     ASSETS


                                As Reported
                               On Form 10-Q
                                     at           Windsor        Pro Forma
                               September 30,     Pro Forma     September 30,
                                   2001         Adjustments        2001
                                 (Note 1)         (Note 1)       (Note 1)
                               -------------   -------------   -------------
Multi-family apartment
  communities held for sale    $   3,646,893   $  (3,646,893)  $           -
Cash and cash equivalents          1,676,328       6,959,487       8,635,815
Cash restricted for tenant
  security deposits                   27,911         (27,911)              -
Due from affiliates                  121,999        (121,999)              -
Prepaid expenses and other
  assets                             258,746        (240,721)         18,025
Investment in securities              37,408         (37,408)              -
Deferred expense, net of
  accumulated amortization            90,922         (90,922)              -
                               -------------   -------------   -------------

    Total assets               $   5,860,207   $   2,793,633   $   8,653,840
                               =============   =============   =============

                        LIABILITIES AND PARTNERS' EQUITY

Liabilities:
  Mortgage notes payable       $   4,950,582   $  (4,950,582)              -
  Due to affiliates                        -          21,803          21,803
  Other liabilities                  445,205        (313,709)        131,496
                               -------------   -------------   -------------

    Total liabilities              5,395,787      (5,242,488)        153,299

Partners' equity                     464,420       8,036,121       8,500,541
                               -------------   -------------   -------------

    Total liabilities and
      partners' equity         $   5,860,207   $   2,793,633   $   8,653,840
                               =============   =============   =============













                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - VII AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  For the Nine Months Ended September 30, 2001

                                   (Unaudited)


                                As Reported
                               on Form 10-Q                     Pro Forma
                               for the Nine                    for the Nine
                               Months Ended       Windsor      Months Ended
                               September 30,     Pro Forma     September 30,
                                  2001          Adjustments        2001
                                  (Note 1)        (Note 1)       (Note 1)
                               -------------   -------------   -------------

Revenue:
  Rental                       $   2,997,020   $  (1,619,751)  $   1,377,269
  Other income                        30,586               -          30,586
                               -------------   -------------   -------------

    Total revenue                  3,027,606      (1,619,751)      1,407,855
                               -------------   -------------   -------------

Expenses:
  Operating                          839,784        (367,047)        472,737
  Maintenance                        252,336        (107,338)        144,998
  Real estate taxes                  320,852        (197,229)        123,623
  General and administrative         218,784               -         218,784
  Management fees                    133,062         (69,646)         63,416
  Depreciation and amortization      951,548        (329,348)        622,200
  Interest                           637,318        (378,737)        258,581
                               -------------   -------------   -------------

    Total expenses                 3,353,684      (1,449,345)      1,904,339
                               -------------   -------------   -------------

Loss before gain on sale of
  property                          (326,078)       (170,406)       (496,484)

Gain on sale of property           9,190,484               -       9,190,484
                               -------------   -------------   -------------

Net income                     $   8,864,406   $    (170,406)  $   8,694,000
                               =============   =============   =============

















                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - VII AND SUBSIDIARIES

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000

                                   (Unaudited)


                                As Reported
                               on Form 10-K                     Pro Forma
                               for the Year                    for the Year
                                   Ended          Windsor         Ended
                               December 31,      Pro Forma     December 31,
                                   2000         Adjustments        2000
                                 (Note 1)         (Note 1)       (Note 1)
                               -------------   -------------   -------------
Revenue:
  Rental                       $   4,184,217   $  (2,115,730)  $   2,068,487
  Other income                        18,534               -          18,534
                               -------------   -------------   -------------

    Total revenue                  4,202,751      (2,115,730)      2,087,021
                               -------------   -------------   -------------

Expenses:
  Operating                        1,045,932        (463,985)        581,947
  Maintenance                        321,259        (135,720)        185,539
  Real estate taxes                  418,345        (262,435)        155,910
  General and administrative         197,064               -         197,064
  Management fees                    185,038         (93,705)         91,333
  Depreciation and amortization    1,444,361        (435,904)      1,008,457
  Interest                           870,240        (488,670)        381,570
                               -------------   -------------   -------------

    Total expenses                 4,482,239      (1,880,419)      2,601,820
                               -------------   -------------   -------------

Net loss                            (279,488)       (235,311)       (514,799)
                               =============   =============   =============
























                            See accompanying note to
                  pro forma consolidated financial statements.

             KRUPP REALTY LIMITED PARTNERSHIP - VII AND SUBSIDIARIES

                     NOTE TO PRO FORMA FINANCIAL STATEMENTS


(1)  Basis of Presentation

     The  Pro  Forma  Balance  Sheet  at  September  30,  2001 is  based  on the historical  consolidated  Balance Sheet of the  Partnership  as reported on
     Form 10-Q for the quarter ended September 30, 2001. The Pro Forma adjustment represents an adjustment to the Partnership's financial statements to show the effect of the sale. The Pro Forma Consolidated Balance Sheet at September 30, 2001 reflects the balance sheet as if the sale had occurred prior to September 30, 2001.

     The Pro Forma consolidated Statement of Operations for the nine months ended September 30, 2001 is based on the historical Consolidated Statement of Operations of the Partnership as reported on Form 10-Q for the nine months ended September 30, 2001. The Pro Forma Consolidated Statement of Operations for the year ended December 31, 2000 is based on the historical Consolidated Statement of Operations for the Partnership as presented in the annual report of Form 10-K for the year ended December 31, 2000. The Pro Forma adjustments represent Windsor's net income for the respective period presented. The Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2001 and for the year ended December 31, 2000 reflect the results of operations of the Partnership as if the Partnership had sold Windsor prior to January 1, 2000. The Pro Forma Consolidated Statements of Operations do not reflect any gain or loss which may be recognized by the Partnership as a result of the sale.





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




                                  EXHIBIT INDEX


Exhibit No.                         Description


    2.1 Purchase and Sale Agreement dated August 27, 2001 by and between Windsor Partners Limited Partnership and Alexon Ventures, LLC.

    2.2 Master Amendment to Purchase and Sale Agreements dated September 28, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)

    2.3 Second Master Amendment to Purchase and Sale Agreements dated October 5, 2001 by and between Pavillion Partners, Ltd, Tanglewood Associates Limited Partnership and Windsor Partners Limited Partnership and The Laramar Group, L.L.C. (formerly known as Alexon Ventures, LLC)





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